                                                                   EXHIBIT 10.10


                       STOCK PURCHASE AND SALE AGREEMENT


TREND MICRO INCORPORATED (hereinafter, "Trend Micro"), TOMOO YAMADA (hereinafter, "Yamada"), and NIHON UNISOFT CORPORATION (hereinafter, "Nihon Unisoft") hereby execute this agreement as follows (hereinafter, this "Agreement") concerning the purchase and sale and like matters of Nihon Unisoft shares held by Yamada to Trend Micro.

Article 1      Purchase and Sale of Shares

1. Yamada, in accordance with the terms and conditions contained in this Agreement, shall sell to Trend Micro the shares of Nihon Unisoft in the manner noted hereunder, and Trend Micro shall purchase the same from Yamada (hereinafter, the shares set forth below as subject to the purchase and sale shall be referred to as the "Shares"). Within 6 business days after the date of execution of this Agreement, Yamada shall deliver to Trend Micro share certificates which represent the Shares.


               Par-value common stock    266 shares
                                         ---

               Par-value per share       50,000 yen
                                         ------

               Purchase price amount per share  1,000,000 yen
                                                ---------


2. Trend Micro shall divide the total purchase price of the Shares of 266,000,000 yen into two installments, and shall make payment thereof by
     -----------
     remitting to a bank account prescribed by Yamada: 1) 75% of the total price within 6 business days after receiving the share certificates representing the Shares from Yamada, and 2) 25% of the total price within 6 months after receiving the share certificate(s) representing the Shares from Yamada. Interest at the rate of 5% per annum shall accrue on the purchase price of the Shares.


3. Upon acquisition of the Shares, Trend Micro, as a shareholder of Nihon Unisoft, shall demand that Nihon Unisoft pay each of its employees an amount equal to one month of their respective pay as a special bonus.


Article 2  Representations and Warranties


1. Yamada and Nihon Unisoft hereby make the following representations and warranties.

     1) Nihon Unisoft is a legally established and legally operated kabushiki gaisha stock company.

     2) At the time of the execution of this Agreement, Yamada validly holds title and ownership with regard to all the certificates representing the Shares, and no lien or security rights shall be established upon said certificates as of the time of delivery thereof to Trend Micro.

     3) The approval of the Board of Directors at Nihon Unisoft and all other procedures required under laws, ordinances and the articles of incorporation have been legally completed with regard to transfer of the Shares pursuant to this Agreement.

     4) At the time of the execution of this Agreement, the total number of common stock shares issued and outstanding of Nihon Unisoft is 2,400 shares, there are no existing convertible bonds or bonds with new share acquisition rights or the like, and further, there does not exist any latent or potential shares pursuant to subscription rights to new shares or the like.

     5) For the period following the execution of this Agreement until Trend Micro takes delivery of the stock certificates representing the Shares, Nihon Unisoft shall not issue new shares, convertible bonds, or bonds with new share acquisition rights without obtaining the prior written consent of Trend Micro.

     6) No false entries were included in the business reports, balance sheets, income statements, accompanying details and specifications, and monthly settlement statements issued in the business years from 1996 through 1999, as well as the most recent business plan.

     7) As of the execution date of this Agreement, Nihon Unisoft is not a party to litigation, a provisional attachment, or a provisional disposition case.


2. Trend Micro may immediately cancel this Agreement in the event Yamada violates the provisions of the preceding Article. In addition, in such instances, Trend Micro may seek jointly and severally from Yamada and Nihon Unisoft compensation of damages suffered as the result of such breach.

Article 3  Designation of Purchase Parties

Trend Micro may, at its own discretion, designated its subsidiary companies as the parties purchasing the Shares. In such instances, Yamada and Nihon Unisoft shall treat the subsidiaries designated by Trend Micro as the concerned parties.

Article 4  Confidentiality

Trend Micro, Yamada and Nihon Unisoft shall exercise the same degree of care afforded their own confidential information with regard to the existence and content of this Agreement as well as the confidential information of the other parties obtained with regard to this Agreement, and shall not disclose or divulge the same to a third party without the prior written consent of all other parties.

Article 5  Cancellation of Agreement

In the event any party is in breach of this Agreement, and fails to correct said breach within 10 days after written notice from another party requesting the correction thereof, the other party may cancel this Agreement. However, the exercise of the cancellation right under this Article shall not preclude the seeking of compensation of damages.


Article 6  Assignment

The parties to this Agreement may not transfer their rights or obligations under this Agreement to a third party without the prior written consent of the other parties.


Article 7  Nullification of Prior Agreement

All parties to this Agreement hereby agree that, simultaneously with execution of this Agreement, that certain "Stock Purchase and Sale Agreement " executed by and among Trend Micro, Yamada and Nihon Unisoft on January 25, 2000 shall be null and void.

Article 8  Agreed Jurisdiction

Trend Micro, Yamada and Nihon Unisoft hereby agree that the Tokyo District Court shall be the court of first instance having exclusive jurisdiction over all disputes arising from or in relation to this Agreement.


IN WITNESS of this Agreement, three originals hereof are created, and upon the names and seals of each of Trend Micro, Yamada and Nihon Unisoft, one original hereof shall be retained by each.


     February 22, 2000


     Odakyu Southern Tower 10F. 2-2-1 Yoyogi, Shibuya-ku, Tokyo
     Trend Micro Incorporated
     Chang Ming Jung, Representative Director


     Yamada:


     Nihon Unisoft:

                       STOCK PURCHASE AND SALE AGREEMENT


TREND MICRO INCORPORATED (hereinafter, "Trend Micro"), INFOS (hereinafter, "InfoS"), and NIHON UNISOFT CORPORATION (hereinafter, "Nihon Unisoft") hereby execute this agreement as follows (hereinafter, this "Agreement") concerning the purchase and sale and like matters of Nihon Unisoft shares held by InfoS to Trend Micro.


Article 1 Purchase and Sale of Shares


1. InfoS, in accordance with the terms and conditions contained in this Agreement, shall sell to Trend Micro the shares of Nihon Unisoft in the manner noted hereunder, and Trend Micro shall purchase the same from InfoS (hereinafter, the shares set forth below as subject to the purchase and sale shall be referred to as the "Shares"). Within 6 business days after the date of execution of this Agreement, InfoS shall deliver to Trend Micro share certificates which represent the Shares.


               Par-value common stock    1,334 shares
                                         -----

               Par-value per share       50,000 yen
                                         ------

               Purchase price amount per share  1,000,000 yen
                                                ---------


2. Trend Micro shall divide the total purchase price of the Shares of 1,334,000,000 yen into two installments, and shall make payment thereof by
     -------------
     remitting to a bank account prescribed by InfoS: 1) 75% of the total price within 6 business days after receiving the share certificates representing the Shares from InfoS, and 2) 25% of the total price within 6 months after receiving the share certificate(s) representing the Shares from InfoS. Interest at the rate of 5% per annum shall accrue on the purchase price of the Shares.


Article 2 Representations and Warranties


1. InfoS and Nihon Unisoft hereby make the following representations and warranties.

     1) Nihon Unisoft is a legally established and legally operated kabushiki gaisha stock company.

     2) At the time of the execution of this Agreement, InfoS validly holds title and ownership with regard to all the certificates representing the Shares, and no lien or security rights shall be established upon said certificates as of the time of delivery thereof to Trend Micro.

     3) The approval of the Board of Directors at Nihon Unisoft and all other procedures required under laws, ordinances and the articles of incorporation have been legally completed with regard to transfer of the Shares pursuant to this Agreement.

     4) At the time of the execution of this Agreement, the total number of common stock shares issued and outstanding of Nihon Unisoft is 2,400 shares, there are no existing convertible bonds or bonds with new share acquisition rights or the like, and further, there does not exist any latent or potential shares pursuant to subscription rights to new shares or the like.

     5) For the period following the execution of this Agreement until Trend Micro takes delivery of the stock certificates representing the Shares, Nihon Unisoft shall not issue new shares, convertible bonds, or bonds with new share acquisition rights without obtaining the prior written consent of Trend Micro.

     6) No false entries were included in the business reports, balance sheets, income statements, accompanying details and specifications, and monthly settlement statements issued in the business years from 1996 through 1999, as well as the most recent business plan.

     7) As of the execution date of this Agreement, Nihon Unisoft is not a party to litigation, a provisional attachment, or a provisional disposition case.

2. Trend Micro may immediately cancel this Agreement in the event InfoS violates the provisions of the preceding Article. In addition, in such instances, Trend Micro may seek jointly and severally from InfoS and Nihon Unisoft compensation of damages suffered as the result of such breach.


Article 3  Designation of Purchase Parties

Trend Micro may, at its own discretion, designated its subsidiary companies as the parties purchasing the Shares. In such instances, InfoS and Nihon Unisoft shall treat the subsidiaries designated by Trend Micro as the concerned parties.


Article 4  Confidentiality


Trend Micro, InfoS and Nihon Unisoft shall exercise the same degree of care afforded their own confidential information with regard to the existence and content of this Agreement as well as the confidential information of the other parties obtained with regard to this Agreement, and shall not disclose or divulge the same to a third party without the prior written consent of all other parties.


Article 5  Cancellation of Agreement


In the event any party is in breach of this Agreement, and fails to correct said breach within 10 days after written notice from another party requesting the correction thereof, the other party may cancel this Agreement. However, the exercise of the cancellation right under this Article shall not preclude the seeking of compensation of damages.

Article 6  Assignment

The parties to this Agreement may not transfer their rights or obligations under this Agreement to a third party without the prior written consent of the other parties.


Article 7  Nullification of Prior Agreement


All parties to this Agreement hereby agree that, simultaneously with execution of this Agreement, that certain "Stock Purchase and Sale Agreement " executed by and among Trend Micro, InfoS and Nihon Unisoft on January 25, 2000 shall be null and void.


Article 8  Agreed Jurisdiction


Trend Micro, InfoS and Nihon Unisoft hereby agree that the Tokyo District Court shall be the court of first instance having exclusive jurisdiction over all disputes arising from or in relation to this Agreement.


IN WITNESS of this Agreement, three originals hereof are created, and upon the names and seals of each of Trend Micro, InfoS and Nihon Unisoft, one original hereof shall be retained by each.


     February 22, 2000

     Odakyu Southern Tower 10F. 2-2-1 Yoyogi, Shibuya-ku, Tokyo
     Trend Micro Incorporated
     Chang Ming Jung, Representative Director


     InfoS:

Nihon Unisoft: